Exhibit 10.1
AMENDMENT NO. 1 TO AMENDED AND RESTATED
CREDIT AND GUARANTY AGREEMENT
This AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT (this “Amendment No. 1”) dated as of March 16, 2015, is by and among SPARTON CORPORATION, an Ohio corporation (“Borrower”), the other Loan Parties, the Lenders from time to time a party to the Credit Agreement referred to below, and BMO HARRIS BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Administrative Agent, the Lenders, the Borrower and the other Loan Parties are parties to that certain Amended and Restated Credit and Guaranty Agreement, dated as of September 11, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Loan Parties have requested that the Administrative Agent and the Lenders amend the definition of “Dormant Subsidiary” and certain other provisions of the Credit Agreement as set forth herein, and the Administrative Agent and the Lenders have agreed to the requests on the terms and subject to satisfaction of the conditions contained herein; and
WHEREAS, this Amendment No. 1 shall constitute a Loan Document, these Recitals shall be construed as part of this Amendment No. 1 and capitalized terms used but not otherwise defined in this Amendment No. 1 shall have the meanings ascribed to them in the Credit Agreement.
NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment No. 1, the parties, intending to be bound, hereby agree as follows:
Section 1.Amendments to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 2 below, and in reliance on the representations and warranties set forth in Section 3 below, the Credit Agreement is hereby amended as follows:
(a)    Section 4.4 (Further Assurances). Section 4.4 of the Credit Agreement is hereby amended by adding the following as the last sentence of such Section:
“Notwithstanding anything to the contrary set forth herein, the Loan Parties shall not be required to comply with the provisions of this Section 4 with respect to a Subsidiary formed by the Loan Parties for so long as such Subsidiary does not have any operations, assets or liabilities (other than liabilities necessary to maintain its organizational existence and, if the Subsidiary was formed for the purpose of consummating an Acquisition, its rights and obligations under the purchase

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agreement and ancillary documents entered into for the purpose of, but prior to consummating, the Acquisition).”
(b)    Section 5 (Definitions; Interpretation). Section 5 of the Credit Agreement is hereby amended by amending and restating the definition of “Dormant Subsidiary” as follows:
“Dormant Subsidiary” means Sparton Engineered Products, Inc. - Flora Group, an Illinois corporation.
(c)    Schedules. The Schedule 8.26 to the Credit Agreement is hereby amended by deleting all disclosures therein related to Sparton of Canada Ltd.
SECTION 2.    Conditions of Effectiveness. This Amendment No. 1 shall become effective as of the date hereof, but only upon receipt by the Administrative Agent of one or more counterparts of this Amendment No. 1 executed by the Loan Parties, the Administrative Agent and the Required Lenders.
SECTION 3.    Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent and the Lenders that:
(a)    (i) such Loan Party has all necessary power and authority to execute and deliver this Amendment No. 1 and to perform its obligations hereunder, (ii) this Amendment No. 1 has been duly authorized by all requisite corporate or limited liability company action, as applicable, and constitutes the legal, valid and binding obligations of such Loan Party and is enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by applicable solvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors’ rights generally and applicable equitable principles (whether considered in a proceeding at law or in equity), and (iii) neither the execution, delivery or performance by such Loan Party of this Amendment No. 1 (A) violates any material provision of any law or regulation applicable to such Loan Party, or any other decree of any governmental body, (B) conflicts with or results in the breach or termination of, constitutes a default under or accelerates any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Loan Party or Subsidiary is a party or by which such Person or any of its property is bound, (C) results in the creation or imposition of any Lien (other than Liens permitted pursuant to Section 8.8 of the Credit Agreement) upon any Property of such Loan Party, (D) violates or conflicts with the articles of incorporation (or articles of formation), bylaws (or operating agreement), or other organizational documents, as applicable, of such Loan Party, or (E) requires the consent, approval or authorization of, or declaration or filing with, any other Person, except for those already duly obtained;
(b)    No Default or Event of Default shall have occurred or be continuing as of the date hereof; and
(c)    As of the date hereof, and after giving effect to this Amendment No. 1 and the transactions contemplated hereby, the representations and warranties of the Loan Parties contained in the Credit Agreement and other Loan Documents are true and correct on and as of the

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date hereof to the same extent as though made on and as of such date except to the extent such representations and warranties specifically relate to an earlier date, in which case each such representation or warranty shall have been true and correct on and as of such earlier date.
SECTION 4.    Reference to, and Effect on, Loan Documents.
(a)    Fees and Expenses. The Borrower agrees to pay, on demand, in accordance with Section 13.15 of the Credit Agreement, all costs and expenses of, or incurred by, the Administrative Agent, including but not limited to reasonable attorneys’ fees and costs in connection with the preparation, execution and delivery of this Amendment No. 1.
(b)    Ratification of Loan Documents. Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect. Notwithstanding anything contained herein, the terms of this Amendment No. 1 are not intended to and do not effect a novation of the Credit Agreement or any other Loan Document. Each of the Loan Parties hereby ratifies and reaffirms each of the terms and conditions of the Loan Documents to which it is a party and all of its obligations thereunder.
(c)    No Waiver. The execution, delivery and effectiveness of this Amendment No. 1 shall not operate as a waiver of any Default or Event of Default whether now existing or hereafter arising or of any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement, under any of the other Loan Documents or under applicable law.
(d)    References. Upon the effectiveness of this Amendment No. 1, each reference in (i) the Credit Agreement to “this Agreement,” “this Credit Agreement,” “hereunder,” “hereof” or words of similar import and (ii) any other Loan Document to “the Credit Agreement” or words of similar import shall, in each case and except as otherwise specifically stated therein, mean and be a reference to the Credit Agreement as amended hereby. Upon the effectiveness of this Amendment No. 1, each reference to the Loan Documents in the Credit Agreement shall include this Amendment No. 1.
SECTION 5.    Miscellaneous.
(a)    Successors and Assigns. This Amendment No. 1 shall be binding on the Loan Parties and shall inure to the benefit of the Administrative Agent and the Lenders and their respective successors and assigns.
(b)    Entire Agreement. This Amendment No. 1 constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.
(c)    Headings. Section headings in this Amendment No. 1 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 1 for any other purpose.

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(d)    Severability. Wherever possible, each provision of this Amendment No. 1 shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment No. 1 shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment No. 1.
(e)    Counterparts. This Amendment No. 1 may be executed in any number of separate original counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original, but all of such counterparts shall together constitute one agreement. Delivery of an executed counterpart of a signature page to this Amendment No. 1 by facsimile, “pdf” or other form of electronic delivery shall be effective as delivery of a manually executed counterpart of this Amendment No. 1.
(Signature Pages Follow)

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(Signature Page to Amendment No. 1)

IN WITNESS WHEREOF, intending to be legally bound, the parties hereto have duly executed this Amendment No. 1 to Amended and Restated Credit and Guaranty Agreement as of the date first above written.

BORROWER:	SPARTON CORPORATION, an Ohio corporation By: _/s/ Michael Osborne Michael Osborne Senior Vice President

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(Signature Page to Amendment No. 1)

GUARANTORS:	SPARTRONICS, INC., a Michigan corporation By: /s/ Steve Korwin Steve Korwin Vice President
SPARTON TECHNOLOGY, INC., a New Mexico corporation By: /s/ Steve Korwin Steve Korwin Vice President
SPARTON DELEON SPRINGS, LLC, a Florida limited liability company By: /s/ Steve Korwin Steve Korwin Vice President
SPARTON MEDICAL SYSTEMS, INC., a Michigan corporation By: _/s/ Steve Korwin Steve Korwin Vice President
GUARANTORS:	SPARTON MEDICAL SYSTEMS COLORADO, LLC, a Colorado limited liability company By: _/s/ Steve Korwin Steve Korwin Vice President
SPARTON BP MEDICAL DENVER, LLC, a Delaware limited liability company By: _/s/ Steve Korwin Steve Korwin Vice President

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(Signature Page to Amendment No. 1)

SPARTON ONYX HOLDINGS, LLC, a Delaware limited liability company By: _/s/ Steve Korwin Steve Korwin Vice President
SPARTON ONYX, LLC, a South Dakota limited liability company By:_/s/ Steve Korwin Steve Korwin Vice President
RESONANT POWER TECHNOLOGY, INC., a Wisconsin corporation By: _/s/ Steve Korwin Steve Korwin Vice President
GUARANTORS:	SPARTON AUBREY GROUP, INC., a California corporation By: _/s/ Steve Korwin Steve Korwin Vice President
SPARTON BROOKSVILLE, LLC, a Delaware limited liability company By: _/s/ Steve Korwin Steve Korwin Vice President
SPARTON AYDIN, LLC, a Delaware limited liability company By: _/s/ Steve Korwin Steve Korwin Vice President

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(Signature Page to Amendment No. 1)

SPARTON BECKWOOD, LLC, a Delaware limited liability company By: _/s/ Steve Korwin Steve Korwin Vice President
BECKWOOD SERVICES, INC., a New Hampshire corporation By: _/s/ Steve Korwin Steve Korwin Vice President
GUARANTORS:	SPARTON eMT, LLC, a Delaware limited liability company By: _/s/ Steve Korwin Steve Korwin Vice President
SPARTON IRVINE, LLC, a California limited liability company By:_/s/ Steve Korwin Steve Korwin Vice President
SPARTON IED, LLC, a Delaware limited liability company By: _/s/ Michael Osborne Michael Osborne President
SPARTON DESIGN SERVICES, LLC, a Delaware limited liability company By: _/s/ Michael Osborne Michael Osborne President

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(Signature Page to Amendment No. 1)

REAL TIME ENTERPRISES, INC., a New York corporation By: _/s/ Michael Osborne Michael Osborne Vice President

ADMINISTRATIVE AGENT:	BMO HARRIS BANK N.A., as Administrative Agent By: _/s/ John Raske John Raske Managing Director

LENDER:	BMO HARRIS BANK N.A. By: _/s/ John Raske John Raske Managing Director
LENDER:	U.S. BANK NATIONAL ASSOCIATION By: _/s/ Adam Gelfeld Adam Gelfeld Senior Vice President

LENDER:	BANK OF AMERICA, N.A. By: _/s/ Brian Haldane Brian Haldane Vice President

LENDER:	SUNTRUST BANK By: _/s/ Lisa Garling Lisa Garling Director

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(Signature Page to Amendment No. 1)

LENDER:	FIFTH THIRD BANK By: _/s/ Jeffrey N. Bobis Jeffrey N. Bobis Vice President

LENDER:	ASSOCIATED BANK, N.A. By: _/s/ Eric Bergren J. Eric Bergren Senior Vice President

LENDER:	KEYBANK NATIONAL ASSOCIATION By: _/s/ Brian P. Fox Brian P. Fox Vice President

LENDER:	WINTRUST BANK By: _/s/ Bailey Moore Bailey Moore Assistant Vice President

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